UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 19, 2015

ALEXION PHARMA LLC (successor in interest to SYNAGEVA BIOPHARMA CORP.)

(Exact name of registrant as specified in charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Hayden Avenue

Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 357-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 22, 2015, Alexion Pharmaceuticals, Inc. (“Alexion”) completed the previously announced acquisition of Synageva BioPharma Corp. (including its successor in interest from and after completion of the Mergers, the “Company”) pursuant to the Agreement and Plan of Reorganization (the “Merger Agreement”), dated May 5, 2015, by and among Alexion, the Company, Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Alexion (“Purchaser”) and Galaxy Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Alexion (“Merger Sub”).

As previously disclosed, pursuant to the Merger Agreement, on May 22, 2015, Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (each, a “Share” and together the “Shares”), with each Share accepted by Purchaser in the Offer to be exchanged for $115.00 in cash and 0.6581 shares of Alexion common stock, plus cash in lieu of any fractional shares, in each case, without interest, but subject to any applicable withholding of taxes (together, the “Transaction Consideration”).

The Offer expired at midnight, New York City time, at the end of June 19, 2015 (the “Expiration Time”). Computershare, the depositary and exchange agent for the Offer, advised that, as of the Expiration Time, a total of 21,021,124 Shares had been validly tendered and not properly withdrawn pursuant to the Offer, which tendered Shares represented approximately 56% of the Company’s outstanding Shares. Purchaser accepted for exchange all such Shares validly tendered and not properly withdrawn pursuant to the Offer.

On June 22, 2015, pursuant to the terms of the Merger Agreement in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), Purchaser merged with and into the Company (the “First Merger”) with the Company continuing as the surviving corporation and a direct wholly owned subsidiary of Alexion. In the First Merger, each Share that was issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) (other than (i) Shares held in the treasury of the Company, (ii) Shares owned by Alexion, Purchaser, the Company or any of their respective direct or indirect wholly owned subsidiaries and (iii) Shares owned by stockholders who have properly demanded and not withdrawn a demand for (or lost their right to) appraisal pursuant to Section 262 of the DGCL with respect to such Shares) was converted into the right to receive the Transaction Consideration at the Effective Time.

Immediately after the Effective Time, the surviving corporation of the First Merger merged with and into Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub surviving the Second Merger. In connection with the Second Merger, Merger Sub was renamed “Alexion Pharma LLC”.

The foregoing descriptions of the Offer, the Mergers and the Merger Agreement in this Item 2.01 are qualified in their entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2015 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

Before market open on June 23, 2015, in connection with the consummation of the Offer and the Mergers, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Mergers and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Shares ceased trading on the NASDAQ following the close of trading on June 22, 2015. The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

At the Effective Time, the Company became a direct wholly owned subsidiary of Alexion. As a result, a change of control of the Company occurred. The information contained in Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the First Merger and as contemplated by the Merger Agreement, upon the consummation of the Merger, the director of Purchaser, Michael V. Greco, became the sole director of the Company. In connection therewith, each of Felix J. Baker, Stephen R. Biggar, Stephen R. Davis, Thomas R. Malley, Sanj K. Patel, Barry D. Quart, Thomas J. Tisch and Peter Wirth tendered their respective resignations as directors from the board of directors of the Company and from all committees of the Board on which such directors served, effective as of the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the First Merger, the Company’s certificate of incorporation, as amended and restated, and its bylaws, as amended and restated, became the certificate of incorporation, as amended and restated, and the bylaws, as amended and restated, respectively, of the corporation surviving the First Merger. In connection with the consummation of the Second Merger, the certificate of formation and limited liability company agreement of Merger Sub as in effect immediately prior to the effective time of the Second Merger became the certificate of formation and amended and restated limited liability company agreement of the company surviving the Second Merger.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated May 5, 2015, among Alexion Pharmaceuticals, Inc., Pulsar Merger Sub Inc., Galaxy Merger Sub LLC and Synageva BioPharma Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by the Company with the Securities and Exchange Commission on May 6, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMA LLC (as successor in interest to Synageva BioPharma Corp.)

By:	/s/ Scott Phillips
Name: Title:	Scott Phillips President

Date: June 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated May 5, 2015, among Alexion Pharmaceuticals, Inc., Pulsar Merger Sub Inc., Galaxy Merger Sub LLC and Synageva BioPharma Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by the Company with the Securities and Exchange Commission on May 6, 2015).

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